UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2011

MYR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	1-08325	36-3158643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Continental Towers 1701 Golf Road, Suite 3-1012 Rolling Meadows, IL	60008-4210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     (847) 290-1891

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)  Approval of Form of Indemnification Agreement

On May 5, 2011, the Board of Directors (the “Board”) of MYR Group Inc. (the “Company”) approved entry into Indemnification Agreements (each, an “Indemnification Agreement”) with each of its current directors and named executive officers  (each an “Indemnitee”). Each Indemnification Agreement becomes effective as of the date executed by the respective Indemnitee. Each Indemnification Agreement provides that, to the fullest extent permitted by Delaware law and subject to exceptions specified in the Indemnification Agreement, the Company shall indemnify, defend and hold harmless the respective Indemnitee against any threatened, asserted, pending or completed claim, demand, action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative arising out of or resulting from, among other things, any actual, alleged or suspected act or failure to act by Indemnitee in his or her capacity as a director, officer, employee or agent of the Company or to any other entity to which he or she provides services at the Company’s request, as well as losses arising therefrom, in each case, as more fully described in the Indemnification Agreement. Further, the Company, pursuant to the terms of each Indemnification Agreement, shall advance expenses incurred by the respective Indemnitee, including attorneys’ and other fees and expenses, in connection with any proceeding covered by the Indemnification Agreement. The rights of indemnification provided by each Indemnification Agreement are not exclusive and are in addition to the rights to indemnification, advancement of expenses and insurance provided in the Company’s certificate of incorporation or bylaws.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by the actual terms of each Indemnification Agreement, the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

(b) Approval of the MYR Group Inc. 2007 Long-Term Incentive Plan (Amended and Restated as of May 5, 2011)

On May 5, 2011, the stockholders of the Company approved the MYR Group Inc. 2007 Long-Term Incentive Plan (Amended and Restated as of May 5, 2011) (the “Plan”). Among other things, the amendments to the Plan provide for a 1,000,000 share increase in the number of shares of the Company’s common stock reserved and available for awards under the Plan for a total of 3,000,000 shares.

The Plan and a summary of material changes are described in Proposal 4 of the Company’s proxy statement (the “Proxy Statement”) for the 2011 annual meeting of its stockholders (the “2011 Annual Meeting”), which was filed with the Securities and Exchange Commission on March 14, 2011. The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan, as amended, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

(c)  Promotion

On May 5, 2011, as part of the Company’s long term succession plan, the Board appointed Richard S. Swartz, Jr. as Senior Vice President and Chief Operating Officer. Mr. Swartz had previously served as Senior Vice President since 2009 and as a Group Vice President from 2004 to 2009. In connection with this promotion the Board approved a grant of restricted stock to Mr. Swartz with the number of shares of common stock of such grant to be determined by dividing $165,000 by the closing price of the Company’s common stock on May 12, 2011 (the “Grant Date”), rounded down to the next whole number of shares. This restricted stock will cliff vest on May 12, 2016 provided that Mr. Swartz remains employed with the Company until that date. The Board also appointed Mr. William H. Green, the Company’s previous Chief Operating Officer, to continue to serve as the Company’s Senior Vice President. Both appointments were effective on May 5, 2011.

Item 5.07   Submission of Matters to a Vote of Security Holders.

At the 2011 Annual Meeting, the stockholders considered five proposals, each of which is described in more detail in the Proxy Statement. The matters voted upon at the annual meeting and the results of the votes were as follows:

Proposal 1. Election of Class I Directors. Our stockholders re-elected the following two directors to each serve a three year term expiring at the 2014 annual meeting of stockholders or until his or her successor has been duly chosen and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Henry W. Fayne	15,310,880	183,765	1,462,811
Gary R. Johnson	15,284,880	209,765	1,462,811

The following directors will continue to hold office until their terms expire: Jack L. Alexander, Larry F. Altenbaumer, Betty R. Johnson, William A. Koertner, Maurice E. Moore and William D. Patterson.

Proposal 2. Advisory resolution on executive compensation. Our stockholders approved the resolution on executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,635,841	444,139	414,665	1,462,811

Proposal 3. Advisory vote on the frequency of holding an advisory vote on executive compensation.  The stockholders approved holding future advisory votes on executive compensation every year.

Every Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
12,929,013	9,565	2,139,908	416,159	1,462,811

Proposal 4. Approval of the 2007 Long-Term Incentive Plan (Amended and Restated as of May 5, 2011). The stockholders approved the 2007 Long-Term Incentive Plan (Amended and Restated as of May 5, 2011).

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,074,296	2,009,213	411,136	1,462,811

Proposal 5. Ratification of the Appointment of Independent Auditors. The stockholders ratified the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2011.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,927,923	20,928	8,605	0

Item 9.01    Financial Statements and Exhibits.

(d)         The following exhibits are being filed with the current report on Form 8-K.

10.1	Form of Indemnification Agreement for Directors and Officers

10.2	MYR Group Inc. 2007 Long-Term Incentive Plan (Amended and Restated as of May 5, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYR GROUP INC.

Dated: May 11, 2011	By:	/s/ GERALD B. ENGEN, JR.
		Name:	Gerald B. Engen, Jr.
		Title:	Senior Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnification Agreement for Directors and Officers

10.2	MYR Group Inc. 2007 Long-Term Incentive Plan (Amended and Restated as of May 5, 2011)